MERIDIAN FUND, INC.®

(the “Company”)

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Value Fund®

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated March 6, 2012

to the Prospectus and Statement of Additional Information (“SAI”) dated November 1, 2011, as supplemented

This supplement updates certain information contained in the above-dated Prospectus and SAI for the Company regarding each of the Funds.

As previously disclosed to shareholders, Richard F. Aster, Jr. died on February 16, 2012. Mr. Aster owned approximately 96% of Aster Investment Management Co., Inc. (the “Adviser”), the investment adviser to each of the Funds. In connection with his death, Mr. Aster’s ownership interest in the Adviser was transferred to a trust (the “Trust”) over which a trustee designated by Mr. Aster has authority to, among other things, vote the shares of the Adviser held by the Trust (the “Transfer”). The Board of Directors of the Funds (the “Board”) has treated the Transfer as constituting a “change in control” of the Adviser, resulting in the assignment and termination of the investment advisory contracts between the Funds and the Adviser (the “Previous Contracts”) under the Investment Company Act of 1940 (the “1940 Act”). In light of this consequence, the Board has approved interim investment advisory contracts with the Adviser for each Fund (the “Interim Contracts”) pursuant to Rule 15a-4 under the 1940 Act. The Interim Contract for each Fund became effective as of the Transfer.

In reliance on Rule 15a-4, the Interim Contracts allow the Adviser to continue performing investment advisory services for each Fund for a maximum of 150 days following the Transfer. The Interim Contracts are essentially the same as the respective Previous Contracts, except with respect to the duration of the contracts and the manner by which the contracts may be terminated. Importantly, each Fund will pay the same fees under its Interim Contract as it paid under its Previous Contract. The Board also approved the preparation of proxy materials to request shareholder approval of a new investment advisory contract between the Funds and the Adviser. The Board currently expects to solicit shareholder approval of such new investment advisory contracts prior to the expiration of the 150-day duration of the Interim Contracts on July 15, 2012.

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